UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 8, 2007

Southside Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Texas                                                              0-12247                                                      75-1848732
                                   (State or other jurisdiction                              (Commission File Number)                      (IRS Employer Identification
                                                of incorporation)                                                                                                                          Number)

1201 S. Beckham, Tyler, Texas                                                                                                                                          75701
(Address of principal executive offices)                                                                                                                      (Zip Code)

Registrant's telephone number, including area code (903) 531-7111

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230-425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

1.01    Entry into a Material Definitive Agreement.

The information required by this item is incorporated herein by reference to the disclosures under Item 2.03 below.

2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Southside Statutory Trust IV

On August 8, 2007, we completed the sale of 22,500 preferred securities with an aggregate liquidation amount of $22,500,000, which we refer to as the Trust IV Preferred Securities, through Southside Statutory Trust IV, a newly formed wholly-owned Delaware statutory trust, or Trust IV, in a private placement transaction, which we refer to as the Trust IV Preferred Offering.  We intend to use the proceeds from the sale to fund our proposed acquisition of Fort Worth Bancshares, Inc.

The Trust IV Preferred Securities, which represent preferred undivided beneficial interests in the assets of Trust IV, were sold pursuant to a Purchase Agreement, dated August 8, 2007, among us, Trust IV and TWE, Ltd., as Purchaser, which we refer to as the Trust IV Purchase Agreement.  The Trust IV Preferred Securities require quarterly distributions by Trust IV to the holders of the Trust IV Preferred Securities at a fixed rate equal to 6.518% per annum through the interest payment date in October, 2012 and, thereafter, a variable rate, per annum, reset quarterly, equal to the three-month London Interbank Offered Rate, or LIBOR, plus 1.30% per annum through the maturity date of October 30, 2037.

Trust IV simultaneously sold 696 of its common securities, which we refer to as the Trust IV Common Securities, to us for $696,000, the aggregate liquidation amount of the Trust IV Common Securities.  The 696 Trust IV Common Securities constitute all of the issued and outstanding common securities of Trust IV.  The Trust IV Preferred Securities and the Trust IV Common Securities were issued pursuant to, and their respective terms are governed by, an Amended and Restated Trust Agreement, which we refer to as the Trust IV Agreement, dated as of August 8, 2007, among us, as depositor, Wilmington Trust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee, and the individual Administrative Trustees named in the Trust IV Agreement.  The forms of the Trust IV Common Securities Certificate and the Trust IV Preferred Securities Certificate are included as Exhibits B and C, respectively, in the Trust IV Agreement.

Trust IV used the proceeds from the sale of the Trust IV Preferred Securities and the Trust IV Common Securities to purchase $23,196,000 aggregate principal amount of our unsecured Junior Subordinated Notes due 2037.  The Junior Subordinated Notes are governed by a Junior Subordinated Indenture, which we refer to as the Trust IV Indenture, dated as of August 8, 2007, between us and Wilmington Trust Company, as Trustee.  The terms of the unsecured Junior Subordinated Notes are substantially the same as the terms of the Trust IV Preferred Securities and require us to make quarterly interest payments to Trust IV at a fixed rate equal to 6.518% per annum through the interest payment date in October, 2012 and, thereafter, a variable rate, per annum, reset quarterly, equal to the three-month LIBOR plus 1.30% per annum through the maturity date of October 30, 2037.  The interest payments on the Junior Subordinated Notes will be used by Trust IV to pay quarterly distributions to the holders of the Trust IV Preferred Securities.  We may redeem the Junior Subordinated Notes, in whole or in part, on or after October 30, 2012 or at any time upon certain events, such as a change in the regulatory capital treatment of the Junior Subordinated Notes, Trust IV being deemed an investment company or the occurrence of certain adverse tax events.  The redemption price for the Junior Subordinated Notes is equal to the percentage of the principal amount of the redeemed securities plus accrued but unpaid interest.  Upon a redemption of any Junior Subordinated Notes, a like amount of Trust IV Preferred Securities will be redeemed for an amount equal to the liquidation amount of such Trust IV Preferred Securities plus accumulated but unpaid distributions.

Pursuant to a Guarantee Agreement dated as of August 8, 2007, between us, as Guarantor, and Wilmington Trust Company, as Guarantee Trustee, which we refer to as the Trust IV Guarantee Agreement, we have guaranteed the payment of distributions and payments on liquidation or redemption of the Trust IV Preferred Securities.  Our obligations under the Guarantee Agreement are subordinate to all of our senior debt.

Southside Statutory Trust V

On August 10, 2007, we completed the sale of 12,500 preferred securities with an aggregate liquidation amount of $12,500,000, which we refer to as the Trust V Preferred Securities, through Southside Statutory Trust V, a newly formed wholly-owned Delaware statutory trust, or Trust V, in a private placement transaction, which we refer to as the Trust V Preferred Offering.  We intend to use the proceeds from the sale to fund our proposed acquisition of Fort Worth Bancshares, Inc.

The Trust V Preferred Securities, which represent preferred undivided beneficial interests in the assets of Trust V, were sold pursuant to a Purchase Agreement, dated August 10, 2007, among us, Trust V and First Tennessee Bank National Association, as Purchaser, which we refer to as the Trust V Purchase Agreement.  The Trust V Preferred Securities require quarterly distributions by Trust V to the holders of the Trust V Preferred Securities at a fixed rate equal to 7.48% per annum through the interest payment date in December, 2012 and, thereafter, a variable rate, per annum, reset quarterly, equal to the three-month LIBOR plus 2.25% per annum through the maturity date of September 15, 2037.

Trust V simultaneously sold 387 of its common securities, which we refer to as the Trust V Common Securities, to us for $387,000, the aggregate liquidation amount of the Trust V Common Securities.  The 387 Trust V Common Securities constitute all of the issued and outstanding common securities of Trust V.  The Trust V Preferred Securities and the Trust V Common Securities were issued pursuant to, and their respective terms are governed by, an Amended and Restated Trust Agreement, which we refer to as the Trust V Agreement, dated as of August 10, 2007, among us, as depositor, Wilmington Trust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee, and the individual Administrative Trustees named in the Trust V Agreement.  The forms of the Trust V Common Securities Certificate and the Trust V Preferred Securities Certificate are included as Exhibits B and C, respectively, in the Trust V Agreement.

Trust V used the proceeds from the sale of the Trust V Preferred Securities and the Trust V Common Securities to purchase $12,887,000 aggregate principal amount of our unsecured Junior Subordinated Notes due 2037.  The Junior Subordinated Notes are governed by a Junior Subordinated Indenture, which we refer to as the Trust V Indenture, dated as of August 10, 2007, between us and Wilmington Trust Company, as Trustee.  The terms of the unsecured Junior Subordinated Notes are substantially the same as the terms of the Trust V Preferred Securities and require us to make quarterly interest payments to Trust V at a fixed rate equal to 7.48% per annum through the interest payment date in December, 2012 and, thereafter, a variable rate, per annum, reset quarterly, equal to the three-month LIBOR plus 2.25% per annum through the maturity date of September 15, 2037.  The interest payments on the Junior Subordinated Notes will be used by Trust V to pay quarterly distributions to the holders of the Trust V Preferred Securities.  We may redeem the Junior Subordinated Notes, in whole or in part, on or after December 15, 2012 or at any time upon certain events, such as a change in the regulatory capital treatment of the Junior Subordinated Notes, Trust V being deemed an investment company or the occurrence of certain adverse tax events.  The redemption price for the Junior Subordinated Notes is equal to the percentage of the principal amount of the redeemed securities plus accrued but unpaid interest.  Upon a redemption of any Junior Subordinated Notes, a like amount of Trust V Preferred Securities will be redeemed for an amount equal to the liquidation amount of such Trust V Preferred Securities plus accumulated but unpaid distributions.

Pursuant to a Guarantee Agreement dated as of August 10, 2007, between us, as Guarantor, and Wilmington Trust Company, as Guarantee Trustee, which we refer to as the Trust V Guarantee Agreement, we have guaranteed the payment of distributions and payments on liquidation or redemption of the Trust V Preferred Securities.  Our obligations under the Guarantee Agreement are subordinate to all of our senior debt.

Item 9.01   Financial Statements and Exhibits

(d)	Exhibits The following materials are furnished as exhibits to this Current Report on Form 8-K:

Exhibit Number	Exhibit Description
4
Management agrees to furnish to the Securities and Exchange Commission, upon request, a copy of any agreements or instruments of Southside Bancshares, Inc. and its subsidiaries defining the rights of holders of any long-term debt whose authorization does not exceed 10% of total assets.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Southside Bancshares, Inc.

Date:  August 14, 2007                                                                           By:  /s/  Lee R. Gibson
                  Lee R. Gibson, CPA
                     Executive Vice President and Chief Financial Officer